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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 17, 2003

                       MICHIGAN COMMUNITY BANCORP LIMITED
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MICHIGAN                                               38-3390193
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                     0-25079
                            (COMMISSION FILE NUMBER)

43850 SCHOENHERR ROAD
STERLING HEIGHTS, MI                                      48313
(ADDRESS OF PRINCIPAL                                  (ZIP CODE)
EXECUTIVE OFFICES)

                                 (586) 532-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On October 17, 2003, Michigan Community Bancorp, Limited (the "Corporation") disposed of substantially all of the assets of North Oakland Community Bank ("North Oakland"), one of its wholly-owned subsidiaries, pursuant to a Purchase and Assumption Agreement, dated as of July 9, 2003 by and between the Corporation, North Oakland and Community Central Bank, a wholly-owned subsidiary of Community Central Bank Corporation.

         The Corporation continues to offer banking services through its wholly-owned subsidiary, Lakeside Community Bank, throughout Macomb County, Michigan, primarily in Clinton Township, Macomb Township, Ray Township, Shelby Township, Washington Township, Mount Clemens and Utica.

         The Purchase and Assumption Agreement provided that Community Central Bank pay North Oakland the value of the acquired assets less the amount of assumed liabilities plus a premium on the amount of core deposit liabilities to be assumed. The assets of North Oakland, which were disposed of, consisted of approximately $17.6 million in net loans, $7.3 million in cash and due from bank, $400,000 in other assets and $240,000 in fixed assets and leasehold improvements. Community Central Bank assumed liabilities of $23.3 million and paid the Corporation a premium of approximately $1 million on the amount of the core deposit liabilities which were assumed.

         The Corporation is not aware of any material relationship that existed prior to the disposition between the Corporation, North Oakland, their affiliates, any director or officer of the Corporation or North Oakland, or any associate of such director or officer, and Community Central Bank and its affiliates.

         The description of the foregoing sale is qualified in its entirety by reference to the Purchase and Assumption Agreement filed as an Exhibit to this Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements

                           Not applicable.

                  (b)      Pro Forma Financial Information

                           To be filed by amendment on or before December 30, 2003.
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         (c)      Exhibits

                  2.1 Purchase and Assumption Agreement dated as of July 9, 2003 by and between Michigan Community Bancorp, Limited, North Oakland Community Bank and Community Central Bank.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2003                   MICHIGAN COMMUNITY BANCORP LIMITED
                                          (REGISTRANT)

                                          By: /s/ Frank D. Blowers,
                                              ------------------------
                                           Frank D. Blowers, President and COO

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                                  EXHIBIT INDEX

         2.1 Purchase and Assumption Agreement dated as of July 9, 2003 by and between Michigan Community Bancorp, Limited, North Oakland Community Bank and Community Central Bank.

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